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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): May 20, 2003

SYNAVANT INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization	0-30822 (Commission File No.)	22-2940965 (IRS Employer Identification No.)

3445 Peachtree Road
Suite 1400
Atlanta, Georgia 30326
(Address of principal executive offices, including zip code)

(404) 841-4000
(Registrant's telephone number, including area code)

None.
(Former name or Former Address if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

        On May 20, 2003, SYNAVANT Inc. (the "Company") received notification from Siebel Systems, Inc. indicating that it was terminating the Siebel Alliance Program Master Agreement with the Company. The effective date of the termination is June 20, 2003.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (c)
  EXHIBITS

  None.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAVANT INC.
Date: May 23, 2003	/s/ WAYNE P. YETTER Wayne P. Yetter Chief Executive Officer

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  ITEM 5. OTHER EVENTS.
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURE